UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 1, 2022

SCHLUMBERGER N.V.

(SCHLUMBERGER LIMITED)

(Exact name of registrant as specified in its charter)

Curaçao	1-4601	52-0684746
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

42 rue Saint-Dominique, Paris, France 75007

5599 San Felipe, Houston, Texas, U.S.A. 77056

62 Buckingham Gate, London, United Kingdom SW1E 6AJ

Parkstraat 83, The Hague, The Netherlands 2514 JG

(Addresses of principal executive offices and zip or postal codes)

Registrant’s telephone number in the United States, including area code: (713) 513-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
common stock, par value $0.01 per share	SLB	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01	Regulation FD Disclosure.

On November 1, 2022, Schlumberger Limited (“SLB”) issued a press release announcing that it is hosting its 2022 Investors Conference in New York, New York on November 3, 2022. Executive management presentations, including by Olivier Le Peuch, chief executive officer, SLB, and Stephane Biguet, chief financial officer, SLB, will be available on the SLB website as described in the press release, a copy of which is furnished with this Form 8-K as Exhibit 99.1 and incorporated into this Item 7.01 by reference. In accordance with General Instructions B.2. of Form 8-K, the information in this Item 7.01 will not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor will it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such a filing.

Cautionary Statement Regarding Forward-Looking Statements

The presentations to be made at the 2022 Investors Conference contain “forward-looking statements” within the meaning of the federal securities laws, which include any statements that are not historical facts. Such statements often contain words such as “expect,” “may,” “can,” “believe,” “predict,” “plan,” “potential,” “projected,” “projections,” “precursor,” “forecast,” “outlook,” “expectations,” “estimate,” “intend,” “anticipate,” “ambition,” “goal,” “target,” “scheduled,” “think,” “should,” “could,” “would,” “will,” “see,” “likely,” and other similar words. Forward-looking statements address matters that are, to varying degrees, uncertain, such as statements about our financial and performance targets and other forecasts or expectations regarding, or dependent on, our business outlook; growth for SLB as a whole and for each of its Divisions (and for specified business lines, geographic areas, or technologies within each Division); oil and natural gas demand and production growth; oil and natural gas prices; forecasts or expectations regarding energy transition and global climate change; improvements in operating procedures and technology; capital expenditures by SLB and the oil and gas industry; our business strategies, including digital and “fit for basin,” as well as the strategies of our customers; our capital allocation plans, including dividend plans and share repurchase program; our Asset Performance Solutions projects, joint ventures, and other alliances; the impact of the ongoing conflict in Ukraine on global energy supply; future global economic and geopolitical conditions; future liquidity; and future results of operations, such as margin levels. These statements are subject to risks and uncertainties, including, but not limited to, changing global economic and geopolitical conditions; changes in exploration and production spending by our customers, and changes in the level of oil and natural gas exploration and development; the results of operations and financial condition of our customers and suppliers; the inability to achieve its financial and performance targets and other forecasts and expectations; the inability to achieve our net-zero carbon emissions goals or interim emissions reduction goals; general economic, geopolitical, and business conditions in key regions of the world; the ongoing conflict in Ukraine; foreign currency risk; inflation; changes in monetary policy by governments; pricing pressure; weather and seasonal factors; unfavorable effects of health pandemics; availability and cost of raw materials; operational modifications, delays, or cancellations; challenges in our supply chain; production declines; the extent of future charges; the inability to recognize efficiencies and other intended benefits from our business strategies and initiatives, such as digital or new energy; as well as our cost reduction strategies; changes in government regulations and regulatory requirements, including those related to offshore oil and gas exploration, radioactive sources, explosives, chemicals, and climate-related initiatives; the inability of technology to meet new challenges in exploration; the competitiveness of alternative energy sources or product substitutes; and other risks and uncertainties detailed in SLB’s most recent Forms 10-K, 10-Q, and 8-K filed with or furnished to the SEC. If one or more of these or other risks or uncertainties materialize (or the consequences of any such development changes), or should SLB’s underlying assumptions prove incorrect, actual results or outcomes may vary materially from those reflected in the forward-looking statements. Forward-looking and other statements in the presentations regarding SLB’s environmental, social and other sustainability plans and goals are not an indication that these statements are necessarily material to investors or required to be disclosed in SLB’s filings with the SEC. In addition, historical, current, and forward-looking environmental, social and sustainability-related statements may be based on standards for measuring progress that are still developing, internal controls and processes that continue to evolve, and assumptions that are subject to change in the future. The forward-looking statements speak only as of November 3, 2022, and SLB disclaims any intention or obligation to update publicly or revise such statements, whether as a result of new information, future events or otherwise.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

The exhibit listed below is furnished pursuant to Item 9.01 of this Form 8-K.

99	Press release dated November 1, 2022.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SCHLUMBERGER LIMITED

/s/ Dianne B. Ralston
Dianne B. Ralston
Chief Legal Officer and Secretary

Date: November 1, 2022